GOLDMAN SACHS TRUST

Goldman Sachs Structured Equity Funds

Class A Shares, Class B Shares, Class C Shares, Class R Shares,
Class IR Shares, Service Shares and Institutional Shares of

Goldman Sachs Structured Small Cap Value Fund

Supplement dated February 9, 2009 to the
Prospectuses dated February 29, 2008

On February 6, 2009, the Goldman Sachs Structured Small Cap Value Fund (the “Fund”) effected a reverse share split for each Class of the Fund as follows:

One Class A, Class B, Class C, Class R, Class IR, Service Share or Institutional Share of the Fund for every seven shares of such Class of the Fund issued and outstanding as of the close of business on February 6, 2009.

As an example:

		Net Asset Value
	Shares	Per Share	Market Value

Before Reverse Share Split	700	$2.24	$1,568
After Reverse Share Split	100	$15.68	$1,568

While the reverse share split reduced the number of shares of each Class of the Fund outstanding, it proportionately increased the net asset value per share of each Class of the Fund and the market value of each Class of shares of the Fund outstanding remained the same. The reverse share split provides each Class of shareholders of the Fund with fewer shares of the Fund but the value of a shareholder’s investment in the Fund did not change as a result this transaction.

This Supplement should be retained with your Prospectuses for future reference.

SCVRVSSTK 02-09
00065230